UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 30, 2007

                         Eaton Laboratories, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242            45-0487463
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             500 N. Rainbow, Suite 300, Las Vegas, NV  89107
   --------------------------------------------------------------------
                (Address of principal executive offices)

                             (702) 221-1953
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2007, Eaton Laboratories, a Nevada corporation (the "Registrant") or ("ETLB"), Eaton Laboratories Acquisition Corporation, a Nevada corporation ("Merger Sub") and Hydrogen Hybrid Technologies, Inc. ("HHT"), a privately-held Canadian corporation, entered into a Acquisition Agreement and Plan of Merger (collectively the "Agreement") pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, acquired HHT in exchange for 49,500,000 shares of the Registrant's common stock which were issued to the holders of HHT stock (the "Merger"). The transaction contemplated by the Agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The stockholders of HHT unanimously approved the acquisition, and as of the closing date of the Merger, now own approximately 82% of the Registrant's common stock outstanding as of March 30, 2007. This figure is based on the issuance of 49,500,000 common shares.

For accounting purposes, this transaction was being accounted for as a reverse merger, since the stockholders of HHT own a majority of the issued and outstanding shares of common stock of the Registrant, and the directors and executive officers of HHT became the directors and executive officers of the Registrant.

The Registrant intends to file an Information Statement on Schedule 14F1 with the U.S. Securities and Exchange Commission with respect to a change of directors for the Registrant.


Item 2.01 Completion of Acquisition or Disposition of Assets.

The closing of the Agreement took place on March 30, 2007 (the "Closing"). HHT is the owner of certain technology assets, which we acquired in a Stock Exchange Agreement. Management believes the acquisition of this asset will enable Eaton to focus its business in a direction beneficial to its shareholders.

The consideration issued to HHT for the newly issued shares consisted solely of treasury shares of our common stock and was intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto. A total of 49,500,000 shares were issued to HHT pursuant to the Share Exchange
Agreement.

REGISTRANT'S BUSINESS
---------------------

Eaton Laboratories, Inc. ("Eaton" or "ETLB"), was incorporated in Nevada on February 2, 2002. Eaton Laboratories, Inc. plans to develop and market generic pharmaceutical products, where the brand name equivalent patent(s) have expired. The company is a developmental stage which plans to produce generic pharmaceutical products, through contract laboratories and contract manufacturing facilities, for pharmaceutical products that have lost their innovator patent(s). The company plans to distribute its product(s) into the marketplace through drug wholesalers, chain pharmacies and State Medicaid programs.

Eaton has been developing a generic pharmaceutical. The formulation and manufacturing process has been developed, the Company needs to produce a full manufacturing batch and conduct patient studies before it can submitted its Abbreviated New Drug Application ("ANDA") to the Food and Drug Administration ("FDA"). Eaton needs to raise approximately $1 million dollars to complete its first generic product. After funding is obtained,Eaton will need approximately 6 months to complete a full scale manufacturing batch,by utilizing the services of a contract manufactures followed by comparative human testing. Once this data has been tabulated, the Company will submit a ANDA to the FDA. FDA approval to market this product could take an additional twelve to eighteen months. Therefore, Eaton does not expect to generate any revenues for at least two years.

Hydrogen Hybrid Technologies, Inc. BUSINESS
-------------------------------------------

Hydrogen Hybrid Technologies Inc. was incorporated in Ontario under the Ontario Business Corporation Act on January 13, 2005 as CHEC Rail Inc., and subsequently changed its name to Hydrogen Hybrid Technologies Inc. on April 25, 2006.

HHT is engaged in the business of selling and distributing of on-board hydrogen generating and injections systems for the Original Equipment Manufacturer ("OEM"), car and light truck markets globally. HHT has acquired the exclusive rights to market a proprietary patented technology from a related company. In addition it holds non-exclusive rights to distribute the product to other markets including the heavy goods vehicle market (Commercial Transport Fleets).

The on-board hydrogen generating system strives to improve fuel consumption and reduce pollution through the enhancement of the internal combustion process.
The technology consists of an on-board system which generates hydrogen and oxygen by splitting distilled water. Once these gases are available they are not stored but directly injected through the air intake of an internal combustion engine. The result of the Hydrogen Fuel Injection system ("HFI") is a reduction in pollution causing emission and an increase in fuel efficiency and overall engine performance.

Hydrogen Fuel Injection ("HFI") system
-------------------------------------

The science behind HFI is well documented. It has been known for some time (since a 1974 paper by the Jet Propulsion Lab of the California Institute of Technology) that the addition of hydrogen to fossil fuels, burned in internal combustion engines, will increase the efficiency of that engine. This premise has been validated by a number of papers published by the Society of Automotive Engineers (SAE). The concept is valid with any fossil fuel (diesel, gasoline, propane, natural gas) or bio-fuel (biodiesel, ethanol) though it is most effective in diesel engines. Among other, more subtle effects, the faster flame speed of hydrogen allows for a more complete burn of the fuel earlier in the power cycle. Of course, electrolysis itself is well understood.

The HHT technology differs from its competitors in that it focuses on delivering an engineering solution using these scientific principles that is reliable, efficient, and cost-effective. As an integral part of the research and development cycle, HHT delivers an HFI solution geared toward a specific vertical market that has gone through an extensive field trial and testing verification stage.

Product Highlights
------------------

A number of the product highlights offered by HHT's on-board hydrogen generating and injections systems include:

   o  Reduce fuel consumption 5% to 30% depending on operating environment

   o  Reduce emissions from 30% to 80% (meets most 2010 emission requirements)

   o  Functional with any internal combustion engine and any fossil fuel

   o  Configurations are available for both 12 & 24 volt, plus 120 amp services

   o  Does not require additional power capabilities within current OEM vehicles

   o  Simple installation (many trained installers across N.A. - 4 hrs required)

   o  Leasing provides immediate positive cash flow for Heavy Vehicle Operators

   o  Product that reduces emissions while increasing cash flow


Business Strategy
-----------------

While the HFI technology is initially an after-market device, HHT is actively seeking Original Equipment Manufacturers (OEM) during the development and testing phase to license the technology and incorporate it directly into their engineering cycle. Eventually, with exhaust water re-capture technology, the HFI system will be built seamlessly into internal combustion engines.

As HFI technology achieves greater acceptance and penetration in various markets, HHT will continue to develop hydrogen solutions that meet ongoing public requirements of emission reductions and energy economies. The HFI system is positioned as a bridge technology to handle the transition to products that would, ultimately, allow our society to cease using hydrocarbon fuels. It is management's belief that the term "hybrid" could soon come to mean "hydrogen-hydrocarbon" technologies.

HHT markets on-demand hydrogen-generating technology designed to increase the efficiency of virtually any combustion process. The technology is based on a patented Hydrogen Fuel Injection ("HFI") system, in which hydrogen and oxygen are generated on demand via electrolysis and then introduced into the combustion process. The HFI system draws power, 12V or 1 10V, and splits distilled water to produce hydrogen and oxygen; then both gases are injected directly into the air intake of the engine. In the engine, the hydrogen acts as an initiator to promote more complete combustion. By converting more chemical energy into mechanical energy, the engine operator is able to reduce fuel consumption, plus the more complete combustion dramatically lowers exhaust emissions (CO, PM, HC, NOx).


Marketing Strategies
--------------------

Management plans to market their technology initially towards the Heavy Goods Vehicle (HGV) market. HGVs are Class 7 and Class 8 heavy duty, long-haul trucks (7.3 to 16 liters) that typically run on diesel. The HFI unit uses distilled water, runs for 65 hours between fills, and incorporates a number of safety features the most salient of which is the fact that no hydrogen is stored on-board since it is generated only on-demand.

An on-board digital controller monitors the device and also allows for two-way wireless connection, via satellite, along with full GPS capability. Software updates and monitoring can be performed remotely. Additional revenue streams might be possible by leveraging this communications ability as a complementary business, both as a fleet management service and as a personal communications service.

Competition
-----------

With the primary focus at HHT being on the Heavy Goods Vehicle and light truck markets, the principle competition comes from manufacturers of "passive" emissions control technologies. There are a variety of advanced exhaust treatment products, including diesel particulate filters and diesel oxidation catalysts but, while they offer comparable emissions reductions to HFI, in every case they increase fuel consumption (by increasing back pressure on the engine) by an average of 3.5%-as contrast to the 10% fuel savings achieved by HFI. The existing market for these devices is literally billions of dollars, with companies such as Arvin Meritor, Johnson Matthey, and Delphi.

The credible competitor for HHT is Hy-Drive.They market a product that is based on similar technology, but which is less sophisticated than HHT HFI models and has only limited application on certain heavy-duty diesel engines. Their primary market is North America for long-haul trucking and above-ground mining equipment, they claim to have secured sales agents in the UK and Australia as well.

There is an extensive list of private companies attempting to develop technologies involving the addition of fractional amounts of hydrogen to fossil fuel engines. To date, none has reached the point of having any real presence in the marketplace.

Hythane Ltd. produces a gas that mixes hydrogen and natural gas before it is pumped into a vehicle gas tank;in other words,doing off-board what HHT does on-board. With their system,there are the obvious issues related to the storage of large volumes of compressed gas, as well as the sourcing of large volumes of pure hydrogen.

Finally, there are manufacturers of very large electrolysers, used primarily to supply hydrogen for cooling turbines in electrical power generating stations. The two largest North American manufacturers are GE and Hydrogenics, and it is conceivable that after HHT demonstrates the potential for smaller electrolysers, particularly in applications that have never utilized electrolysis previously, these companies might expand their product lines to include competition for the various HFI models.

Indirect Competition
----------------------

Indirect competition would include technologies such as fuel cells, battery-powered vehicles, hybrid vehicles, alternative fuels, and other emission reduction alternatives, such as diesel oxidation catalysts and diesel particulate filters. Of these, the only truly price-competitive products are the diesel particulate filters, but their use on HGVs while accomplishing the goal of reducing PM comes with the financial penalty of reducing fuel efficiency by 3.5 - 4% and does nothing to reduce CO2. Diesel oxidation catalysts, similarly, reduce engine efficiency, and the emissions benefits come with equipment costs on par with an HFI HT.

Hybrid vehicles are gaining customer acceptance, but are not, in fact, a competitor to the HFI system since the HFI system can be regarded as a complementary technology. "Hybrid" may soon refer to the hybrid of hydrogen-hydrocarbon, not gasoline-electric. Alternative fuels, such as ethanol, again can be seen as complementary technologies since the HFI device can be used in conjunction with them. As part of its long-term vision, HHT plans to develop partnerships with companies in the bio-fuel industry to develop hydrogen blends that will make those fuels even cleaner and less expensive.

Battery-powered vehicles-which do not eliminate emissions, but merely displace them-are not a likely viable alternative, and all but a handful of niche manufacturers have ceased any development work in this field.

RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.


(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

Hydrogen Hybrid Technologies, Inc. has prepared audited financial statements from inception on January 13, 2005 through its year end for September 30, 2006. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that management anticipates that it will incur losses and negative cash flow over the next twelve (12) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.


(c)  COMPETITION

Hydrogen Hybrid Technologies, Inc. faces intense competition from larger and better-established companies that may prevent HHT from ever becoming a significant company. Management expects the competition to intensify in the future. Pressures created by HHT's competitors could negatively impact its business, results of operations and financial condition.

Some of HHT's potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, HHT's competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors. Therefore, some of HHT's competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to product development. Increased competition may result in reduced operating margins, loss of market share and diminished value in the HHT's brand. There can be no assurance that HHT will be able to compete successfully against current and future competitors.

(d)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies exclusively upon the services and expertise of its officers and directors. In order to implement the aggressive business plan, management recognizes that additional staff will be required. No assurances can be given that HHT will be able to find suitable employees that can support the above needs of HHT or that these employees can be hired on terms favorable to the Company.


(e) RISKS ASSOCIATED WITH FUNDING AND ACQUISITIONS MAY NOT BENEFIT ETLB AND DILUTE THE VALUE OF THE COMPANY'S SHARES.

If appropriate opportunities present themselves, HHT would acquire businesses, technologies, or service(s) that HHT believes are strategic and would help it build its operations and/or future customer base.


There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

(f)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 182 Wellington St. W, Bowmanville, Ontario L1C 1W3.


CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name              Age                 Position
-------------     ---                 --------------------------------------
Ira Lyons         57                  President and Director
Tom Rand          39                  Treasurer/Secretary/Director
----------------------------------------------------------------------------

Biography of Ira Lyons, President and Director
----------------------------------------------

Vice President - Market Development  November 1999 to Sept 2003
Exxecom Technologies / Xccept Systems

On a contract basis have been providing market development consulting services to an Internet integrator and e-business solution provider.

Vice President 1997 to November 1999
Northern Communications Group Inc.

An independent telephone directory publisher with complete in-house ad production and pagination capabilities, producing "the Gold Book" Telephone Directory

Executive Vice President & Chief Operating Officer, 1995-1997
ES-TX Distribution Inc.
Packard-Edison Computers Inc.
NetGlobe Access Centres

A vertically integrated computer hardware and software assembly, distribution and retailing group involved in the business

Senior Vice President, 1993-1995
AX.s Communications Group

A telecommunications group involved in the development of custom long-distance call costing systems

Partner, 1991-1993
The Rally Group

A Retail, Franchise and Marketing consulting group specializing in Franchise structuring and implementation.

President, 1987-1990
Wickets Tickets Inc.

A chain of retail ticketing establishments located in the TTC Subway system.

Executive Vice President, 1990-1991
Treats International Enterprises Inc.

Executive Vice President & General Manager, 1979-1987
Treats Inc.

One of Canada's largest specialty food franchises with 200+ locations across North America.

Vice President, Administration & Development, 1971-1979
Tiffany's Bakery Inc.

A Canadian owned, Toronto based, U.S. bakery chain that grew from a concept in 1971 to a 250+ store chain located in 43 states.

Education
---------

University of Toronto, Innis College Main Campus -1968 to 1970
U of T Extension, Business Administration & Accounting - 1974
OMBA, Mortgage Broker's License -1989
Seneca College, OREA Real Estate License -1993
W. Lyon McKenzie Secondary School - Graduated 1967



Biography of Tom Rand, Treasurer/Secretary and Director
-------------------------------------------------------

Tom Rand - founded an Interactive Voice Response (IVR) software company - Voice Courier Inc (VCi).- in 1991, and oversaw its expansion to operations of 100 employees in 3 countries and revenue in excess of 12M US annually.Voice Courier Mobile Inc. was founded in 2004 to move into SMS-text system software. The VCi Group of Companies was profitable for each of the1 2 years it was under his control. Both companies were sold in May, 2005. In August, 2005 Tom founded VCi Green Funds Inc., a private equity firm active in the 'greentech' sector. Tom joined CHEC as V.P. Environmental Science in January, 2006.

Education
---------

Tom Rand has a BASc Electrical Engineering and Applied Mathematics, University of Waterloo, a MSc Philosophy of Science, London School of Economics, Kings College, University of London, a MA Philosophy University of Toronto, and is presently working on a PhD at the University of Toronto.


Related Party Transactions
--------------------------

The Distribution Agreement technology is owned by Canadian Hydrogen Energy Company, Ltd., a privately owned Canadian company. The owners of Canadian Hydrogen Energy Company, Ltd have similar ownership in Hydrogen Hybrid Technologies, Inc.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director of either Eaton Laboratories, Inc. or Hydrogen Hybrid Technologies, Inc. received annual compensation during the fiscal year ended December 31,
2006.   HHT intends to pay salaries when cash flow permits.

SUMMARY COMPENSATION TABLES
                         ----------------------------------------------------
                                        Annual Compensation
                         ----------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-----------------------------------------------------------------------------
T. J. Jesky
    Eaton Labs    President      2006     -0-            -0-           -0-
                   2005     -0-            -0-           -0-
                   2004     -0-            -0-           -0-

Ira Lyons
    HHT
    President      2006     -0-            -0-           -0-
                   2005     -0-            -0-           -0-

Tom Rand
    HHT
    Treasurer
    Secretary      2006     -0-            -0-           -0-
                   2005     -0-            -0-           -0-
-----------------------------------------------------------------------------

Long Term Compensation Table

                       ------------------------------------------------------
                                        Long Term Compensation
                       ------------------------------------------------------
                                    Awards             Payouts
                       ------------------------------------------------------
                        Restricted Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
-----------------------------------------------------------------------------
T. J. Jesky
    Eaton Labs
    Director       2006    -0-           -0-                -0-      -0-
                   2005    -0-           -0-                -0-      -0-
                   2004    -0-           -0-                -0-      -0-

Ira Lyons
    HHT
    President      2006    -0-           -0-                -0-      -0-
                   2005    -0-           -0-                -0-      -0-

Tom Rand
    HHT
    Treasurer
    Secretary      2006    -0-           -0-                -0-      -0-
                   2005    -0-           -0-                -0-      -0-
-----------------------------------------------------------------------------

The Company currently does not have employment agreements with its executive officer. The executive officer/director of the Company has agreed to take no salary until the Company can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. They will receive no accrued remuneration.


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

ETLB Common Stock, $0.001 par value, is traded on the OTC-BB (National Quotation Bureau) under the symbol: ETLB.

For the year ended December 31, 2006, the price of the common stock as reported and summarized by the OTC-BB was $1.02 high, and $0.61 bid. Such prices are based on inter-dealer bid and asked prices, without markup, markdown, commissions, or adjustments and may not represent actual transactions.

A limited market exists for the trading of the Company's common stock. During the year ending December 31, 2006, there has been limited trading activity in the Common Stock, however, there are no assurances this trading activity will continue in the future for the Common Stock. The last trade of the ETLB stock as of March 30, 2007 took place on November 13, 2006 at $1.01

The Company did not repurchase any of its shares during the fiscal year ended December 31, 2006.


DESCRIPTION OF ETLB SECURITIES
------------------------------

In accordance with its amended and restated certificate of incorporation, ETLB is authorized to issue up to 80,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. As of March 30, 2007, there are 10,873,750 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding.


ETLB COMMON STOCK
-----------------

On February 2, 2000 (inception), the Company issued 10,500,000 shares of its $0.001 par value common stock to its two founding shareholders for cash.

During 2002, the Company issued 373,750 shares of its $0.001 par value common stock pursuant to a regulation 504 offering.

As of April 14, 2006, there were 10,873,750 shares of Common Stock issued and outstanding. There are no outstanding stock options or warrants. ETLB has 80,000,000 common shares, par value $0.001, authorized and 20,000,000 preferred shares, par value $0.001 authorized and none issued.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local Authorities

No material potential liabilities are anticipated to be imposed on stockholders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

B.  Preferred Stock

The authorized preferred stock of the corporation consists of 20,000,000 shares with a par value of $0.001 per share.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help ETLB's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.


DESCRIPTION OF Hydrogen Hybrid Technologies, Inc. SECURITIES
------------------------------------------------------------

The HHT is authorized to issue an unlimited number of shares. The common shares are voting and participating shares without par value.

On January 13, 2005, HHT issued 30,000,000 shares of its no par value for common stock to its founders for a total cash of $82 (US) or $100 (Canadian).

HHT has established a stock option plan {"Plan") for its key employees and director. The plan was established and approved by the Board on February 1, 2005. Under the terms of the Plan, HHT issued 3,000,000 shares for employee services. The Plan limits the amount shares issued will not exceed 10% of the issued and outstanding common shares of HHT from time to time.

There have been no other issuances of common stock.

The Company is authorized to issue Class "A" preferred shares, voting redeemable, retractable and non-participating, non-cumulative dividend at a variable rate up to a maximum of 15% per annum of the Redemption Amount, without par value.

Special Warrants
----------------

During fiscal 2006 HHT issued 2,382,745 units at a price of $1.79 ($2.00 CDN) per Special Warrant for an aggregate of $4,267,973. Each special warrant will entitle the holder to receive, upon exercise and without additional payment one common share in the capital of the Corporation on the date "Expiry Date", which is earlier of:

1)  the sixth business day after the date that a receipt (the "Prospectus
    Receipt") is issued by   the last of the securities regulatory authorities
    of Ontario, British Columbia and Alberta. For a final prospectus of the Corporation; and

2)  eighteen (18) months after the date of closing as here after defined.

3) The day immediately prior to the date on which the Corporation completes a Going Public Event.


Each Special Warrant that has not been exercised prior to 5:00 p.m. Eastern daylight on the Expiry Date will be deemed to be exercised immediately prior thereto, without any further action on the part of the holder thereof. The Subscriber will not be entitled to exercise the Special Warrants prior to the Expiry Date unless this restriction is waived by the Corporation.

At the year-end date none of these warrants were exercised by the warrant holders.


Item 3.02 Unregistered Sales of Equity Securities

As of March 30, 2007, in connection with the Agreement, we agreed to issue 49,500,000 shares of our unregistered common stock to HHT shareholders.

We relied upon Section 4(2) of the Securities Act for the offer and sale. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.


Item 5.01.  Changes in Control of Registrant.

In connection with the Acquisition and Plan of Merger described in Section 2.01 of this Current Report on Form 8-K, the Registrant on March 30, 2007 issued 49,500,000 unregistered shares of its common stock from its treasury to HHT.
As a result, HHT owns approximately 82% of the Registrant's common stock immediately following the close of the Share Exchange Agreement. The Plan of Merger was unanimously approved by shareholders HHT. Under Nevada law, no approval of the Agreement by the Registrant's shareholders was required and such approval was not sought by the Registrant.

Concurrently with the closing of the Acquisition and Plan of Merger, T. J. Jesky resigned as an officer and director of the Registrant. Prior to his resignation, the board added Ira Lyons and Tom Rand, as directors of the Registrant. The board appointed Ira Lyons as President and Tom Rand as Treasurer/Secretary of the Registrant.

No agreements exist among present or former controlling stockholders of the Registrant or present or former members of HHT with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares our common stock immediately following execution of the Acquisition and Plan of Merger by (i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.

                                                       Amount
Title     Name and Address                             of shares    Percent
of        of Beneficial                                held by       of
Class     Owner of Shares                Position      Owner       Class(1)
----------------------------------------------------------------------------
981:
Common     Ira Lyons(2)                  President       2,000,000       3.3%
Common     Tom Rand(3)                   Treas/Sec.              0       0.0%
Common     Frank Carino(4)               Shareholder    41,000,000      67.9%
Common     T. J. Jesky (5)               Shareholder     5,500,000       9.1%
Common     Mark DeStefano (6)            Shareholder     5,000,000       8.3%
Common     CHEC(7)                       Shareholder     2,000,000       3.3%
Common     HHT ESOP(8)                   Shareholder     4,500,000       7.5%
-----------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (2 persons)                                  2,000,000       3.3%

(1) The percentages listed in the percent of class column are based upon 60,373,750 issued and outstanding shares of Common Stock.
(2)  Ira Lyons, 182 Wellington St. W, Bowmanville, Ontario  L1C 1W3
(3)  Tom Rand, 182 Wellington St. W, Bowmanville, Ontario  L1C 1W3
(4)  Frank Carino, 182 Wellington St. W, Bowmanville, Ontario  L1C 1W3
(5)  T. J. Jesky, 500 N. Rainbow, Suite 300, Las Vegas, NV 89107.
(6)  Mark DeStefano, Founder, 500 N. Rainbow, Suite 300, Las Vegas, NV 89107.
(7) Canadian Hydrogen Energy Company Ltd., 182 Wellington St. W, Bowmanville, Ontario L1C 1W3
(8)  HHT ESOP, 182 Wellington St. W, Bowmanville, Ontario  L1C 1W3



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 30, 2007, the Registrant accepted the resignation of T. J. Jesky as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance of Ira Lyons and Tom Rand, effective March 30, 2007. The new board members will hold office for the unexpired term of their predecessor(s) and/or until his successor(s) are elected and qualified. Further, the Board of Directors appointed Ira Lyons as President and Tom Rand as Secretary of the Company.

Item 8.01 Other Events

After Closing, the Registrant will spin-off its subsidiary, Basic Services, Inc., a Nevada corporation. Record shareholders of Eaton Laboratories will receive one (1) unregistered common share, par value $0.001, of Basic Services, Inc. common stock for every share of Eaton Laboratories common stock owned. The Basic Services, Inc. stock dividend will be based on 10,873,750 shares of Eaton Laboratories common stock that are issued and outstanding as of the record date. Following the issuance of the stock dividend, Basic Services will have 10,873,750 common shares issued and outstanding. The spin off will not include any stock issued to the current shareholders of Hydrogen Hybrid Technologies, Inc., who will receive 49,500,000 shares pursuant to the Merger Agreement. The stock spin off dividend is payable on a date agreed upon between the Registrant and NASD.

Following the spin-off, the Registrant will retain no ownership in Basic Services, Inc. Further, Basic Services, Inc. will no longer be a subsidiary of the Registrant. Basic Services, Inc. will be a non-reporting private company, that has the same operations as Eaton Laboratories, has no revenues and will be owned by the current shareholders of Eaton Laboratories. Eaton Laboratories has been focusing its efforts to develop a proprietary generic pharmaceutical product.


Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of Hydrogen Hybrid Technologies, Inc. for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report includes the audited consolidated financial statements of Hydrogen Hybrid Technologies, Inc. for the years ended September 30, 2005 and 2006, and a review of the first Quarter ended December 31, 2006.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of Hydrogen Hybrid Technologies, Inc. for are included herein. This Current Report on Form 8-K includes the unaudited pro forma consolidated financial information of Eaton Labs and Hydrogen Hybrid Technologies, Inc.

(c)      Exhibits:

2.2 Acquisition and Plan of Merger between Eaton Laboratories, Inc. and Hydrogen Hybrid Technologies, Inc. dated March 30, 2007.

99.2 Audited Financials for Hydrogen Hybrid Technologies, Inc. for the year ended September 30, 2006 and September 30, 2005.

99.3 Reviewed Financials for Hydrogen Hybrid Technologies, Inc. for the quarter ending December 31, 2006 and December 31, 2005.

99.4 Pro forma Financials Eaton Laboratories, Inc. and Hydrogen Hybrid Technologies, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Eaton Laboratories, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ T. J. Jesky
                                ------------------------------------
                                Name:   T. J. Jesky
                                Title:  President/Director




Dated:  March 30, 2007

                                  Exhibit Index

Exhibit No.     Description

2.2 Acquisition and Plan of Merger between Eaton Laboratories, Inc. and Hydrogen Hybrid Technologies, Inc. dated March 30, 2007.

99.2 Audited Financials for Hydrogen Hybrid Technologies, Inc. for the year ended September 30, 2006 and September 30, 2005.

99.3 Reviewed Financials for Hydrogen Hybrid Technologies, Inc. for the quarter ending December 31, 2006 and December 31, 2005.

99.4 Pro forma Financials Eaton Laboratories, Inc. and Hydrogen Hybrid Technologies, Inc.